Filed pursuant to 497(e)

File Nos. 033-49098 and 811-06719

STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 9, 2022

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2022, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information, dated February 1, 2022 (the “SAI”):

Effective immediately, the following replaces the first sentence of the “Underwriter” section on page 119 of the SAI:

Sterling Capital Distributors, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as principal underwriter to each Fund pursuant to a Distribution Agreement effective as of February 1, 2016 (the “Underwriting Agreement”).

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE.

SAI-SUP-0922